________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 29, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117485	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2004-12 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117485) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,000,633,100 aggregate principal amount of Class 1A1, Class 1A2, Class 1AX, Class 2A1, Class 2A2, Class 2A3, Class 2AX1, Class 2AX2, Class 2AX3, Class 3A1, Class 3A2, Class 3A3, Class 3A4, Class 3A5, Class 3A6, Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2, Class 2B3 and Class R Certificates (the “Publicly Offered Certificates”) on October 29, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2004, as supplemented by the Prospectus Supplement dated October 27, 2004, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of October 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, October 2004 Edition (the “Standard Terms”), attached hereto in its substantially final form as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,010,886,911 as of October 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Trust Agreement, dated as of October 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (October 2004 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:      /s/ Howard Altarescu

      Name: Howard Altarescu

      Title:   Treasurer

Dated:  October 29, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Trust Agreement, dated as of October 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Trust Agreement (October 2004 Edition)

4.6

Form of Publicly Offered Certificate